                                                                    EXHIBIT 10.1







                                 RIBAPHARM INC.

                        2002 STOCK OPTION AND AWARD PLAN

                          (As Adopted __________, 2002)

                                 Ribapharm Inc.

                        2002 STOCK OPTION AND AWARD PLAN

         1.   Purpose.

              The purpose of this Plan is to strengthen Ribapharm Inc., a Delaware corporation (the "Company") by providing an incentive to certain employees (including future employees who have received a formal written offer of employment), officers, consultants and directors of the Company, ICN Pharmaceuticals, Inc., a Delaware corporation ("ICN Pharmaceuticals"), and any affiliates of ICN Pharmaceuticals (such affiliates together with ICN Pharmaceuticals shall hereinafter be referred to as "ICN"), thereby encouraging such individuals to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to such individuals an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Performance Units and Performance Shares, Share Awards, Phantom Stock and Restricted Stock (as each term is herein defined).

         2.   Definitions.

              For purposes of the Plan:

              2.1 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

              2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

              2.3 "Award" means a grant of Restricted Stock, Phantom Stock, a Stock Appreciation Right, a Performance Award, a Share Award or any or all of them.

              2.4 "Beneficial Ownership" or "Beneficially Owned" or "Beneficial Owner" shall have the meaning assigned in Section 2.8(b)(i).

              2.5 "Board" means the Board of Directors of the Company.

              2.6 "Cause" means:

                  (a) in the case of an Optionee or Grantee whose employment with the Company or ICN is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or ICN, as the case may be, which employment agreement includes a definition of "Cause", the term "Cause" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; or

                   (b) in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company and/or ICN, which transaction is adverse to the interests of the Company and/or ICN, and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses); provided, however, that following a Change in Control, clause (i) of this Section 2.6(b) shall not constitute "Cause."

              2.7 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

              2.8 A "Change in Control" shall mean the occurrence of any of the following:

                  (a) in the case of an Optionee or Grantee whose employment with the Company or ICN is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or ICN, as the case may be, which employment agreement includes a definition of "Change in Control", the term "Change in Control" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; or

                   (b)  in all other cases,

                        (i) an acquisition (other than directly from the Company in the case of voting securities of the Company or from the Parent (as defined below) in the case of voting securities of the Parent) of any voting securities (the "Voting Securities") of the Company or its Parent by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than twenty-five percent (25%) of the then outstanding Shares or the then outstanding shares of common stock of its Parent (as applicable) or the combined voting power of the then-outstanding Voting Securities of the Company or its Parent (as applicable). For purposes of this Agreement, "Parent" shall mean an entity that owns, directly or indirectly, more than fifty percent (50%) of the then-outstanding Shares of the Company or the combined voting power of the then-outstanding Voting Securities of the Company (including ICN Pharmaceuticals, Inc. prior to (but only prior to) the "Distribution" (as defined below)); provided, however, in determining whether a Change in Control has occurred pursuant to this Section 8(b)(1), Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) sponsored or maintained by (x) the Company or its Parent or
    (y) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Company Subsidiary") or its Parent (for purposes of this definition, a "Parent Subsidiary"), (2) the Company, a Parent, any Company Subsidiary, any Parent Subsidiary or any of their affiliates, (3) any underwriter temporarily holding securities pursuant to an offering of such securities, or (4) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                   (ii)  The consummation of:

                         (1) a merger, consolidation or reorganization with or into the Company or its Parent, as the case may be, or in which securities of the Company or its Parent are issued (a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger where:

                               (x) the stockholders of the Company or such
    Parent immediately before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (A) the corporation resulting from such Merger (the "Surviving Corporation"), if the Surviving Corporation has no Parent immediately following such Merger, or (B) the ultimate Parent of the Surviving Corporation, if there is one or more Parents of the Surviving Corporation immediately following such Merger; and

                               (y) the members of the "Incumbent Board" (as
    defined below) or the "ICN Incumbent Board" (as defined below), as the case may be, immediately prior to the execution of the agreement providing for such

    Merger, constitute at least a majority of the members of the board of directors of (A) the Surviving Corporation, if the Surviving Corporation has no Parent immediately following such Merger, or (B) the ultimate Parent of the Surviving Corporation, if there is one or more Parents of the Surviving Corporation immediately following such Merger;

                         (2) a complete liquidation or dissolution of the Company or a Parent, as the case may be; or

                         (3) the sale or other disposition of all or substantially all of the assets of the Company or a Parent, as the case may be, to any Person (other than a transfer to a Company Subsidiary or Parent Subsidiary or under conditions that would constitute a Non-Control Transaction (with the disposition of assets being regarded as a Merger for this purpose), the Distribution or any other distribution to the stockholders of the Company or a Parent of the stock of a Company Subsidiary or a Parent Subsidiary or any other assets); or

                   (iii) the individuals who, at the time of the initial public offering of the Company, are members of the Board (the "Incumbent Board") cease for any reason to constitute a majority of the members of the Board or, following a Merger which results in a Parent, the board of directors of the ultimate Parent; provided, however, that if the appointment or election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                   (iv) prior to (but only prior to) the Distribution, the individuals who, as of May 1, 2001, are members of the board of directors of ICN Pharmaceuticals, Inc. (the "ICN Incumbent Board") cease for any reason to constitute a majority of the members of such board of directors or, following a merger, consolidation or reorganization with or into ICN Pharmaceuticals, Inc. that results in a Person owning, directly or indirectly, more than fifty percent (50%) of the then-outstanding Shares of ICN Pharmaceuticals, Inc. or the combined voting power of the then-outstanding Voting Securities of ICN Pharmaceuticals, Inc. (an "ICN Parent"), the board of directors of the ultimate ICN Parent; provided, however, that if the appointment or election, or nomination for election by the stockholders of ICN Pharmaceuticals, Inc., of any new director was approved by a vote of at least two-thirds (2/3) of the ICN Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the ICN Incumbent Board; provided further, however, that no individual shall be considered a member of the ICN Incumbent Board if such individual initially assumed office as a result of either an actual or threatened Election Contest or other actual or threatened Proxy Contest, including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

    Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then-outstanding Shares or Voting Securities of the Company or a Parent as a result of the acquisition by the Company or by a Parent of its Shares or Voting Securities which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided, however, that, if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company or by such Parent, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then-outstanding Shares or Voting Securities of the Company or of such Parent Beneficially Owned by the Subject Person, then a Change in Control shall occur.

              2.9 "Code" means the Internal Revenue Code of 1986, as amended.

              2.10 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

              2.11 "Company" means Ribapharm Inc., a Delaware corporation.

              2.12 "Company Subsidiary" shall have the meaning assigned to it in
Section 2.8(b)(i).

              2.13 "Controlling Corporation" shall have the meaning assigned to it in Section 2.8(b).

              2.14 "Director" means a director of the Company.

              2.15 "Disability" means:

                   (a) in the case of an Optionee or Grantee whose employment with the Company or ICN is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or ICN, as the case may be, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; or

                   (b) the term "Disability" as used in the Company's long-term disability plan, if any; or

                   (c) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

              2.16 "Distribution" shall mean the distribution of the Company's common stock by ICN Pharmaceuticals, Inc. in one or more transactions occurring after the Company's initial public offering that collectively have the effect that all shares of such common stock held by ICN Pharmaceuticals, Inc. are distributed to the stockholders of ICN Pharmaceuticals, Inc., whenever such transaction or transactions shall occur.

              2.17 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

              2.18 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

              2.19 "Election Contest" shall have the meaning assigned to it in
Section 2.8(b)(iii).

              2.20 "Eligible Individual" means any of the following individuals who is designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein: (a) any director, officer or employee of the Company or ICN, (b) any individual to whom the Company or ICN has extended a formal, written offer of employment, or (c) any consultant or advisor of the Company or ICN.

              2.21 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              2.22 "Fair Market Value" on any date shall mean (a) with respect to any property other than Shares, the fair market value of such property on such date as determined by such methods or procedures as shall be established from time to time by the Committee, and (b) with respect to the Shares, the reported closing price of the Shares as reported by The Nasdaq Stock Market at the close of the primary trading session on such date, or if the Shares were not traded on such date, on the next preceding day on which the Shares were traded. In the event Fair Market Value cannot be determined in a manner described above, then Fair Market Value shall be determined by the Committee in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

              2.23 "First Exercise Date" shall mean the earlier to the consummation of the Spin-Off and September 30, 2003.

              2.24 "Formula Option" means an Option granted pursuant to Section
6.

              2.25 "Grantee" means a person to whom an Award has been granted under the Plan.

              2.26 "ICN" shall mean ICN Pharmaceuticals, Inc., a Delaware corporation, and its Affiliates.

              2.27 ICN Incumbent Board" shall have the meaning assigned to it in
Section 2.8(b)(iv).

              2.28 "ICN Parent" shall have the meaning assigned to it in Section 2.8(b)(iv).

              2.29 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

              2.30 "Incumbent Board" shall have the meaning assigned to it in
Section 2.8(b)(iii).

              2.31 "Initial Public Offering" means the consummation of the first public offering of Shares pursuant to a registration statement (other than a Form S-8 or successor forms) filed with, and declared effective by, the Securities and Exchange Commission.

              2.32 "Merger" shall have the meaning assigned to it in Section 2.8(b)(ii).

              2.33 "Non-Control Acquisition" shall have the meaning assigned to it in Section 2.8(b)(i).

              2.34 "Non-Control Transaction" shall have the meaning assigned to it in Section 2.8(b)(ii).

              2.35 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the

Exchange Act; provided, however, that for purposes of Section 6, the term "Nonemployee Director" means a director of the Company who is not an employee of the Company.

              2.36 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

              2.37 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Formula Option, or any or all of them.

              2.38 "Optionee" means a person to whom an Option has been granted under the Plan.

              2.39 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

              2.40 "Parent" means any corporation which is a parent corporation within the meaning of Section 424(e) of the Code with respect to the Company, except that for purposes of Section 2.8(b)(i), the term "Parent" shall have the meaning assigned to it in such Section hereof.

              2.41 "Parent Subsidiary" shall have the meaning assigned to it in
Section 2.8(b)(i).

              2.42 "Performance Awards" means Performance Units, Performance Shares, or either or both of them.

              2.43 "Performance-Based Compensation" means any Option or Award that is intended to constitute "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

              2.44 "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company or a Division will be measured.

              2.45 "Performance Objectives" has the meaning set forth in Section 9.3.

              2.46 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 9.2.

              2.47 "Performance Units" means Performance Units granted to an Eligible Individual under Section 9.1.

              2.48 "Person" shall have the meaning assigned to it in Section 2.8(b)(i).

              2.49 "Phantom Stock" means a right granted to an Eligible Individual under Section 10.2 representing a number of hypothetical Shares.

              2.50 "Plan" means the Ribapharm Inc. 2002 Stock Option and Award Plan, as amended and restated from time to time.

              2.51 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

              2.52 "Proxy Contest" shall have the meaning assigned to it in
Section 2.8(b)(iii).

              2.53 "Related Entity" shall have the meaning assigned to it in
Section 2.8(a).

              2.54 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 8.

              2.55 "Share Award" means an Award of Shares granted pursuant to
Section 10.1.

              2.56 "Shares" means the Common Stock of the Company, par value $.01 per share, and any other securities into which such shares are changed or for which such shares are exchanged.

              2.57 "Spin-Off" means the distribution by ICN of its remaining interest in the Company to ICN's shareholders in a tax-free spin-off following the Initial Public Offering.

              2.58 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 7 hereof.

              2.59 "Subject Person" shall have the meaning assigned to it in
Section 2.8(b).

              2.60 "Subsidiary" means (i) except as provided in subsection (ii) below, any corporation which is a subsidiary corporation within the meaning of
Section 424(f) of the Code with respect to the Company, and (ii) in relation to the eligibility to receive Options or Awards other than Incentive Stock Options and to continued employment for purposes of Options and Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns 50% or more of the outstanding equity or other ownership interests.

              2.61 "Successor Corporation" means a corporation, or a Parent or Subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

              2.62 "Surviving Corporation" shall have the meaning assigned to it in Section 2.8(b)(ii).

              2.63 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary thereof.

              2.64 "Transition Period" means the period beginning on the date that the Company becomes a separate publicly held corporation and ending on the date prior to the first regularly scheduled meeting of the shareholders of the new publicly held Company that occurs more than twelve (12) months after the date that the Company becomes a separate publicly held corporation.

              2.65 "Voting Securities" shall have the meaning assigned to it in
Section 2.8(b)(i).

         3.   Administration.

              3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) Directors and may consist of the entire Board; provided, however, that from and after the date of an Initial Public Offering, (a) with respect to any Option or Award to an Eligible Individual who is subject to Section 16 of the Exchange Act, the Committee shall consist solely of at least two (2) Directors each of whom shall be a Nonemployee Director and (b) to the extent necessary for any Option or Award intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist of at least two (2) Directors, each of whom shall be an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director and an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. Subject to applicable law, the Committee may delegate its authority under the Plan to any other person or persons.

              3.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

              3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

                   (a) determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Share, the vesting schedule and the duration of each Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

                   (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Shares in respect of which each Award is granted, and to prescribe the terms and conditions (which need not be identical) of each such Award, and to make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

                   (c) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan comply with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, the Optionees and the Grantees, and all other persons having any interest therein;

                   (d) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                   (e) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

                   (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

         4.   Stock Subject to the Plan; Grant Limitations.

              4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 22,500,000. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

              4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

                   (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated; provided, however, that if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of Shares available under Section 4.1 shall be increased by the number of Shares so tendered.

                   (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

              4.3 Whenever any outstanding Option or Award or portion thereof, expires, is canceled, is settled in cash (including the settlement of tax withholding obligations using Shares) or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled, settled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

         5.   Option Grants for Eligible Individuals.

              5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement. Incentive Stock Options may be granted only to Eligible Individuals who are employees of the Company or any Parent or Subsidiary thereof.

              5.2 Exercise Price. The purchase price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the exercise price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

              5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, however, that unless the Committee provides otherwise, an Option (other than an Incentive Stock Option) may, upon the death of the Optionee prior to the expiration of the Option, be exercised for up to one (1) year following the date of the Optionee's death (or, if later, the First Exercise Date) even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

              5.4 Exercisability. Subject to Section 5.10, each Option shall become vested and exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement; provided, however, that in no event shall an Agreement permit the exercise of an Option prior to the First Exercise Date. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires (except as provided in Section 5.3). The Committee may accelerate the vesting and/or exercisability of any Option or portion thereof at any time.

              5.5 Deferred Delivery of Option Shares. The Committee may, in its discretion permit Optionees to elect to defer the issuance of Shares upon the exercise of one or more Nonqualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter and shall be set forth in the Agreement evidencing the Option.

              5.6 Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under all other plans of the Company or ICN (in either case determined without regard to this Section 5.6) are exercisable by an Optionee for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

              5.7 Non-Transferability. No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option may be transferred to members of the Optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners, and for purposes of this Plan, a transferee of an Option shall be deemed to be the Optionee. For this purpose, immediate family means the Optionee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

              5.8 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted; provided, however, that Options may not be exercised by an Optionee for six months following a hardship distribution to the Optionee under any tax-qualified plan of the Company or ICN, to the extent such exercise is prohibited under Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4). The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid in either of the following forms (or any combination thereof): (a) cash (or check) or (b) the transfer, either actually or by attestation, to the Company of Shares that have been held by the Optionee for at least six (6) months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee or (c) a combination of cash (or check) and the transfer of Shares; provided, however, that the Committee may determine that the exercise price shall be paid only in cash. In addition,

Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company as payment of the exercise price under an Option shall be valued at their Fair Market Value on the day of exercise of such Option. If requested by the Committee, the Optionee shall (i) deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee, and/or (ii) provide satisfactory proof as to the right of such Optionee to exercise the Option. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

              5.9 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

              5.10 Effect of Change in Control. In the event that (i) an Optionee's employment with the Company or ICN is terminated by the Company or by ICN, as the case may be, without Cause following a Change in Control, or (ii) in the case of a director of the Company or ICN, his or her services as a director cease following a Change in Control, and in either case the Optionee is not employed by, or otherwise does not provide services to, the Company or ICN immediately following such termination of employment or cessation of services, each Option held by the Optionee as of the date of termination of the Optionee's employment or service shall (a) become immediately and fully vested, (b) become fully exercisable on the later of the date of the Change in Control and the First Exercise Date and (c) notwithstanding any shorter period set forth in the Agreement evidencing the Option, remain exercisable for a period of six (6) months after the later of the date of termination of the Optionee's employment or service and the First Exercise Date, but in no event after the expiration of the stated term of the Option. In addition, the Agreement evidencing the grant of an Option may provide for any other treatment of the Option in the event of a Change in Control.

         6.   Option Grants for Nonemployee Directors.

                  6.1 Grant. Formula Options shall be granted to all Nonemployee Directors who are members of the Board as of the date of the consummation of the Initial Public Offering and (ii) to a Nonemployee Director who becomes a member of the Board after the date of the consummation of the Initial Public Offering upon election or appointment as follows:

                   (a) IPO Grant. Each Nonemployee Director who is an Director as of the date of the consummation of the Initial Public Offering shall be granted a Formula Option as of such date in respect of 15,000 shares.

                   (b) Initial Grant. Each Nonemployee Director who becomes a Director after the date of the consummation of the Initial Public Offering shall, upon becoming a Director, be granted a Formula Option in respect of 15,000 Shares.

                   (c) Annual Grant. Each Nonemployee Director shall be granted a Formula Option in respect of 15,000 Shares on the first business day after the annual meeting of the stockholders of the Company in each year that the Plan is in effect provided that the Nonemployee Director is a Director on such date.

All Formula Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the price, amount or timing of Formula Options provided under this Section 6, including provisions dealing with vesting, forfeiture and termination of such Formula Options.

              6.2 Purchase Price. The purchase price for Shares under each Formula Option granted under Section 6.1(a) shall be equal to the initial public offering price per Share on the date of the Initial Public Offering. The purchase price for Shares under each Formula Option granted pursuant to Section 6.1(b) or 6.1(c) shall be equal to 100% of the Fair Market Value of such Shares on the date the Formula Option is granted.

              6.3 Vesting and Exercisability. Subject to Sections 6.4 and 6.5, each Formula Option shall become fully vested with respect to 25% of the Shares subject thereto on each of the first, second, third and fourth anniversaries of the date of grant; provided, however, that the Optionee continues to serve as a Director as of such date; provided, further, however, that if a Director dies prior to such date and while a Director, the Formula Option shall become fully vested and exercisable with respect to 100% of the Shares on that date. If an Optionee ceases to serve as a Director for any reason, the Optionee shall have no rights with respect to any Formula Option which has not then vested pursuant to the preceding sentence, and the Optionee shall automatically forfeit any Formula Option which remains unvested. In no event shall an Agreement permit the exercise of a Formula Option prior to the First Exercise Date.

              6.4 Duration. Each Formula Option shall terminate on the date which is the tenth anniversary of the date of grant (or if later, the first anniversary of the date of the

Director's death if such death occurs prior to such tenth anniversary), unless terminated earlier as follows:

                   (a) Except as provided in Section 6.5 below, if an Optionee's service as a Director terminates for any reason other than Disability, death or Cause, the Optionee may, for a period of six (6) months after the later of the termination of the Optionee's service and the First Exercise Date, but in no event after the expiration of the stated term of the Option, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

                   (b) If an Optionee's service as a Director terminates by reason of the Optionee's resignation or removal from the Board due to Disability, the Optionee may, for a period of one (1) year after the later of the termination of the Optionee's service and the First Exercise Date, but in no event after the expiration of the stated term of the Option, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

                   (c) If an Optionee's service as a Director terminates for Cause, any unexercised portion of an Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

                   (d) If an Optionee dies while a Director or within the exercise period described in clause (a) or (b) of this Section 6.4 or Section
6.5 hereof, the Option granted to the Optionee may be exercised at any time within one (1) year after the later of the Optionee's death and the First Exercise Date, but in no event after the expiration of the stated term of the Option, by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, to the extent, and only to the extent, that such Option or portion thereof was vested as of the date of the Optionee's death or earlier termination (as applicable), after which time the Option shall automatically terminate in full.

              6.5. Effect of Change in Control. The terms set forth in Section
5.10 shall apply to any Formula Options granted pursuant to this Section 6.

         7.   Stock Appreciation Rights.

              The Committee may in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Option.

              7.1 Time of Grant. A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option, or (b) if related to an Option, either at the time of grant of the Option or at any time thereafter during the term of the Option.

              7.2 Stock Appreciation Right Related to an Option.

                   (a) Exercise. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the exercise price specified in the related Incentive Stock Option Agreement.

                   (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the per Share exercise price under the related Option, by (ii) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

                   (c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

              7.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Subject to Section 7.7, Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years; provided, however, that the Committee may provide that Stock Appreciation Rights may, upon the death of the Grantee, be exercised for up to one (1) year following the date of the Grantee's death even if such period extends beyond ten (10) years from the date the Stock Appreciation Right is granted. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (b) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

              7.4 Non-Transferability. No Stock Appreciation Right shall be transferable by the Grantee otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and such Stock Appreciation Right shall be exercisable during the lifetime of such Grantee only by the Grantee or his or her guardian or legal representative. The terms of such Stock Appreciation Right shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee.

              7.5 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

              7.6 Form of Payment. Payment of the amount determined under
Section 7.2(b) or 7.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares; provided, however, that (i) payments made prior to the First Exercise Date shall be paid solely in the form of cash, and (ii) where the Committee is otherwise permitted to make payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

              7.7 Effect of Change in Control. In the event a Grantee's employment with the Company or ICN is terminated by the Company or by ICN, as the case may be, without Cause following a Change in Control, or in the case of a director of the Company or ICN, his or her services as a director cease following a Change in Control, and in either case the Grantee is not employed by, or otherwise does not provide services to, the Company or ICN immediately following such termination of employment or cessation of services, each Stock Appreciation Right held by the Grantee shall (a) become immediately and fully vested, (b) become fully exercisable on the later of the date of the Change in Control and the First Exercise Date and (c) notwithstanding any shorter period set forth in the Agreement evidencing the Stock Appreciation Right, remain exercisable for a period of six (6) months after the later of the date of termination of the Grantee's employment or service and the First Exercise Date, but in no event after the expiration of the stated term of the Stock Appreciation Right. In addition, the Agreement evidencing the grant of a Stock Appreciation Right unrelated to an Option may provide for any other treatment of the Stock Appreciation Rights in the event of a Change in Control.

         8.   Restricted Stock.

              8.1 Grant. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee; provided, however, that no such grants shall be made prior to the First Exercise Date. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 8.

              8.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, or any documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

              8.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 8.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

              8.4 Lapse of Restrictions.

                   (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

                   (b) Effect of Change in Control. The Committee may determine at the time of the grant of an Award of Restricted Stock the extent to which the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

              8.5 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid. Any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

              8.6 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

         9.   Performance Awards.

              9.1 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 9.3(c) of (1) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee,
(2) in the case of dollar-denominated Performance Units, the specified dollar amount or (3) a percentage (which may be more than 100%) of the amount described in clause (1) or (2) depending on the level of Performance Objective attainment; provided, however, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

                   (a) Vesting and Forfeiture. Subject to Sections 9.3(c) and 9.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

                   (b) Payment of Awards. Subject to Section 9.3(c), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 9.4, such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that (i) if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted, and (ii) payments made prior to the First Exercise Date shall be paid solely in the form of cash.

              9.2 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee; provided, however, that no such grants shall be made prior to the First Exercise Date. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

                   (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                   (b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Section 9.2(c) or 9.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

                   (c) Lapse of Restrictions. Subject to Sections 9.3(c) and 9.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

                   (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid. Any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

                   (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

              9.3 Performance Objectives

                   (a) Establishment. Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price,
(iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) sales, or (vii) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company, any of its Divisions or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Performance Cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remains substantially uncertain.

                   (b) Effect of Certain Events. At the time of the granting of a Performance Award, or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Performance Award as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the Performance Objectives (or may adjust the Performance Objectives) to reflect the impact of specified corporate transactions, accounting or tax law changes and other extraordinary or nonrecurring events.

                   (c) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as Performance-Based Compensation.

              9.4 Effect of Change in Control. The Agreements evidencing Performance Shares and Performance Units may provide for the treatment of such Awards (or portions thereof) in the event of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

              9.5 Non-transferability. Until the vesting of Performance Units or the lapsing of any restrictions on Performance Shares, as the case may be, such Performance

Units or Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

         10.  Other Share Based Awards.

              10.1 Share Awards. The Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion; provided, however, that no such grants shall be made prior to the First Exercise Date. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company or ICN, as the case may be.

              10.2 Phantom Stock Awards.

                   (a) Grant. The Committee may, in its discretion, grant shares of Phantom Stock to any Eligible Individuals. Such Phantom Stock shall be subject to the terms and conditions established by the Committee and set forth in the applicable Agreement.

                   (b) Payment of Awards. Upon the vesting of a Phantom Stock Award, the Grantee shall be entitled to receive a cash payment in respect of each share of Phantom Stock which shall be equal to the Fair Market Value of a Share as of the date the Phantom Stock Award was granted, or such other date as determined by the Committee at the time the Phantom Stock Award was granted. The Committee may, at the time a Phantom Stock Award is granted, provide a limitation on the amount payable in respect of each share of Phantom Stock. Following the First Exercise Date, in lieu of a cash payment, the Committee may settle Phantom Stock Awards with Shares having a Fair Market Value equal to the cash payment to which the Grantee has become entitled.

         11.  Effect of a Termination of Employment.

              The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company or ICN (including a termination or change by reason of the sale of a Division), which, except for Formula Options, shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

         12.  Adjustment Upon Changes in Capitalization.

                   (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the exercise price therefor, if applicable, (iii) the number and class of Shares or other securities in respect of which Formula Options are to be granted under Section 6 and (iv) the Performance Objectives.

                   (b) Any such adjustment in the Shares or other stock or securities (i) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code, or (ii) subject to outstanding Options or Awards that are intended to qualify as Performance-Based Compensation shall be made in such a manner as not to adversely affect the treatment of the Option or Award as Performance-Based Compensation.

                   (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

         13.  Effect of Certain Transactions.

              Subject to Sections 5.10, 7.7, 8.4(b) and 9.4 or as otherwise provided in an Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Option or Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction. The treatment of any Option or Award as provided in this Section 13 shall be conclusively presumed to be appropriate for purposes of Section 12.

         14.  Interpretation.

              Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

                   (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

                   (b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as Performance-Based Compensation.

                   (c) To the extent that any legal requirement of Section 16 of the Exchange Act or Section 162(m) of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 162(m) of the Code, that Plan provision shall cease to apply.

         15.  Pooling Transactions.

              Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (b) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (c) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

         16. Termination and Amendment of the Plan or Modification of Options and Awards.

              16.1 Plan Amendment or Termination. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board, and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

                   (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

                   (b) to the extent necessary under any applicable law, regulation or exchange requirement no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

              16.2 Modification of Options and Awards. No modification of an Option or Award shall adversely alter or impair any rights or obligations under the Option or Award without the consent of the Optionee or Grantee, as the case may be.

         17.  Non-Exclusivity of the Plan.

              The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         18.  Limitation of Liability.

              As illustrative of the limitations of liability of the Company and ICN, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                   (a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

                   (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                   (c) limit in any way the right of the Company or ICN to terminate the employment of any person at any time; or

                   (d) be evidence of any agreement or understanding, expressed or implied, that the Company or ICN will employ any person at any particular rate of compensation or for any particular period of time.

         19.  Regulations and Other Approvals; Governing Law.

              19.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

              19.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

              19.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

              19.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

              19.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

         20.  Miscellaneous.

              20.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

              20.2 Withholding of Taxes.

                   (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company (or to its designee) an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company (or to its designee) in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company (or to its designee) shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. The Committee may provide in an Agreement evidencing an Option or Award at the time of grant or thereafter, that the Optionee or Grantee, in satisfaction of the obligation to pay Withholding Taxes to the Company (or to its designee), may elect to have withheld a portion of the Shares issuable to him or her pursuant to the Option or Award having an aggregate Fair Market Value equal to the Withholding Taxes.

                   (b) If an Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

              20.3 Effective Date. The effective date of this Plan shall be as determined by the Board, subject only to the approval by the holders of a majority of the securities of the Company entitled to vote thereon, in accordance with the applicable laws within twelve (12) months of the adoption of the Plan, by the Board.

              20.4 Post-Transition Period. Following the Transition Period, any Option, Stock Appreciation Right or Performance Award granted under the Plan which is intended to be Performance-Based Compensation shall be subject to the approval of the material terms of the Plan by a majority of the shareholders of the Company in accordance with Section 162(m) of the Code and the regulations promulgated thereunder.